Exhibit B

CHARTER AND BY-LAWS

Commission Filing

Dominion Resources, Inc.
Articles of Incorporation as in effect August 9, 1999	Exhibit B-1, Form U5B
Articles of Amendment, establishing Series A Preferred Stock, effective March 12, 2001	Exhibit 3.2, Form S-4, dated September 20, 2001, File No. 1-8489
Bylaws as in effect on October 20, 2000	Exhibit 3, Form 10-Q for the quarter ended September 30, 2000, File No. 1-8489

CNG International Corporation
Certificate of Incorporation, effective January 19, 1996	Exhibit B-12, Form U5B
Bylaws, effective August 1, 1996	Exhibit B-12, Form U5B

Consolidated Natural Gas Company
Certificate of Incorporation, as amended, effective January 28, 2000	Exhibit B-10, Form U5B
Bylaws, as amended, effective December 15, 2000	Exhibit B-1, Form U5S for the year ended December 31, 2000

Dominion Capital, Inc.
Articles of Incorporation, as amended and restated, effective July 28, 1986	Exhibit B-2, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-2, Form U5B

Dominion Energy, Inc.
Articles of Restatement, effective April 14, 1989	Exhibit B-3, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-3, Form U5B

Dominion Exploration & Production, Inc.
Certificate of Incorporation, as amended, April 12, 2000	Exhibit B-4, Form U5B
Bylaws, as amended, effective January 1, 2002	(filed herewith)

Dominion Field Services, Inc.
Certificate of Incorporation, as amended April 1, 2000	Exhibit B-6, Form U5B
Bylaws, as amended April 1, 2000	Exhibit B-6, Form U5B

Dominion Nuclear, Inc.
Certificate of Incorporation, effective August 3, 2000	(filed herewith)
Certficate of Amendment, effective August 23, 2000	(filed herewith)
Bylaws, as amended, effective August 23, 2000	(filed herewith)

CHARTER AND BY-LAWS (Continued)

Commission Filing

Dominion Oklahoma Texas Exploration & Production, Inc.
Certificate of Incorporation, effective September 21, 2001	(filed herewith)
Bylaws, effective September 21, 2001	(filed herewith)

Dominion Reserves, Inc.
Articles of Incorporation, effective November 1, 1988	(filed herewith)
Bylaws, amended and restated effective December 15, 1997	(filed herewith)

Dominion Resources Services, Inc.
Articles of Incorporation, as amended December 19, 2000	Exhibit B-4, Form U5S for the year ended December 31, 2000
Bylaws, as amended, effective December 31, 2000	Exhibit B-5 Form U5S for the year ended December 31, 2000,

Dominion Retail, Inc.
Certificate of Incorporation, as amended September 5, 2000	Exhibit B-6, Form U5S for the year ended December 31, 2000
Bylaws, as amended effective September 5, 2000	Exhibit B-7 Form U5S for the year ended December 31, 2000

Dominion Transmission, Inc.
Certificate of Incorporation, as amended, effective April 11, 2000	Exhibit B-5, Form U5B
Bylaws, as amended, effective April 11, 2000	Exhibit B-5, Form U5B

Hope Gas, Inc.
Certificate of Incorporation, as amended, effective October 13, 1994	Exhibit B-15, Form U5B
Bylaws, as amended, effective June 1, 1998	Exhibit B-15, Form U5B

The East Ohio Gas Company
Articles of Incorporation, as amended, effective June 17, 1993	Exhibit B-14, Form U5B
Regulations, as amended, effective September 15, 1999	Exhibit B-14, Form U5B

The Peoples Natural Gas Company
Articles of Incorporation, as amended, effective September 2, 1993	Exhibit B-16, Form U5BS
Bylaws, as amended, effective September 15, 1999	(filed herewith)

Virginia Electric and Power Company
Articles of Incorporation, as amended and restated, effective May 6, 1999, as amended December 12 2001 and December 18, 2001.	Exhibit 3.1, Form 10-K for the year ended December 31, 2001, File No. 1-2255.
Bylaws, as amended, effective April 28, 2000	Exhibit 3, Form 10-Q for the period ended March 31, 2000, File No. 1-2255

DOMINION EXPLORATION & PRODUCTION, INC.

BY-LAWS

AS LAST AMENDED

JANUARY 1, 2002

CONTENTS

1. Offices of the Company

2. Meetings of Stockholders

3. Special Meetings of Stockholders

4. Quorum and Voting at Meetings

5. The Board of Directors

6. Meetings of the Board

7. The Committees of Directors

8. Notices

9. Action by Stockholders and Directors without Meeting

10. The Officers

11. The President

12. The Vice President

13. The Secretary and Assistant Secretaries

14. The Treasurer and Assistant Treasurers

15. Indemnification

16. Certificates of Stock

17. Transfers of Stock

18. Lost or Destroyed Certificates

19. Record Dates

20. Registered Stockholders

21. Dividends

22. Checks

23. Fiscal Year

24. Seal

25. Emergency Bylaws

26. Amendments

1

OFFICES OF THE COMPANY

1.01

The principal office of the Company shall be in the City of New Orleans, Parish of Orleans, State of Louisiana.

1.02

The Company may also have offices at such other places as the board of directors may from time to time determine or the business of the Company may require.

2

ANNUAL MEETINGS OF STOCKHOLDERS

2.01

Annual meetings of stockholders shall be held at the principal office of the Company or at such other place as the board may designate.

2.02

Annual meetings of stockholders, commencing with the year 1973, shall be held on the first Monday in June if that day is not a legal holiday, and if a legal holiday, then on the next business day following. The meeting shall be held during normal business hours on the designated day with the exact time of the meeting to be fixed in the notice which calls said meting. At each annual meeting the stockholders shall elect by a plurality vote a board of directors and transact such other business that may properly be brought before the meeting.

2.03

Written notice of the time, date, and place of the annual meeting shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the books of the Company, not less than ten nor more than forty days prior to the meeting. The notice shall be mailed by the secretary or by any other person the board may so designate.

3

SPECIAL MEETINGS OF STOCKHOLDERS

3.01

Special meetings of stockholders for any purpose or purposes may be held at the time and place that shall be stated in the notice of the meeting or in a duly executed waiver of notice.

3.02

Special meetings of stockholders may be called by the board, the president and secretary, or the holders of not less than ten percent of all the shares entitled to vote at such meetings, unless otherwise prescribed by statute or by the charter.

3.03

Written notice of the time, date, place, and purpose of each special meeting of stockholders shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the books of the Company, not less than ten nor more than forty days prior to the meeting. The notice shall be mailed by the president, the board, or the stockholders calling the meeting, or by the secretary or some other person at the direction of the president, the board, or such stockholders.

3.04

The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

4

QUORUM AND VOTING AT MEETINGS

4.01

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meeting of stockholders for the transaction of business, except as otherwise provided by statute or the charter or these bylaws. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned business may be transacted which might have been transacted at the meeting as originally notified.

4.02

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of a statute or the charter or these bylaws, in which case such express provision shall control the decision of such question.

4.03

At any meeting of stockholders every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in wiring subscribed by such stockholder or authorized agent and bearing a date not more than three years prior to said meeting, unless such instrument provides for a longer period. Each stockholder shall have one vote for each share of stock having noting power and registered in the stockholder's name on the books of the Company. Except where a date shall have been fixed as a record date for the determination of stockholders entitled to vote at any meeting, no share of stock which shall have been transferred on the books of the Company within ten days next preceding such meeting shall be voted.

4.04

The person presiding at any meeting of stockholders may appoint one or more inspectors to determine the vote on any question or any election of directors.

5

THE BOARD OF DIRECTORS

5.01

The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

5.02

Except as otherwise provided herein, the directors shall be elected at the annual meeting of stockholders, and each director shall hold office until his successor shall be elected and qualified; provided, however, that the term of office of a director who is an employee of the Company shall expire simultaneously with his retirement from active service with the Company or his removal as an officer of the Company.

5.03

Newly created directorships resulting from an increase in the number of directors constituting the whole board and all vacancies occurring in the membership of the board may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. A director elected to fill a newly created directorship or to fill a vacancy shall hold office until his successor shall be elected and qualified.

5.04

The business of the Company shall be managed by the board which may exercise al of the powers of the Company except those that are by statute or the charter of these bylaws conferred upon or reserved to the stockholders.

5.05

To the full extent that the General Corporation Law of the State of Delaware, as the same now exists, permits elimination or limitation of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for the monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

5.06

To the full extent permitted by law. all directors of the Corporation shall be afforded any exemption from liability or limitation of liability permitted by any subsequent enactment, modification or amendment of the General Corporation Law of the State of Delaware.

5.07

Any repeal or modification of either or both of the foregoing paragraphs by the stockholders of the Corporation shall not adversely affect any exemption from liability, limitation of liability or other right of a director of the Corporation with respect to any matter occurring prior to such repeal or modification.

6

MEETINGS OF THE BOARD

6.01

Meetings of the board may be held at such times and places that the board may from time to time designate by resolution, or any such meeting may be held at the time and place which shall be stated in the notice thereof as herein provided.

6.02

All meetings of the board shall be called by the president, by a vice president when the president is absent, or by any tow directors on one-day's notice of the time and place thereof which shall be given by the secretary or assistant secretary to each director by mail, telephone, or personally.

6.03

Notice of the time, place, or purpose of any meeting of the board may be dispensed with if every director shall attend in person, or if every absent director shall, in writing, filed with the records of the meeting either before or after the holding thereof, waive such notice.

6.04

The notice or waiver of notice of a meeting of the board need not specify the purpose thereof.

6.05

A majority of the directors shall constitute a quorum for the transaction of business, unless otherwise required or authorized by statute or the charter or these Bylaws. The act of a majority of the directors at any meeting at which a quorum is present shall be the act of the Board, unless otherwise required by statute or the charter or these Bylaws.

6.06

If a quorum shall not be present at a meeting of the board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

7

THE COMMITTEES OF DIRECTORS

7.01

The board may, by resolution or resolutions adopted by a majority of the whole board, designate one or more committees. Each committee shall consist of two or more of the directors which, to the extent provided in the resolution or resolutions, shall have and may exercise the powers of the board in the management of the business and affairs of the Company. Each committee shall have such name and duties that may be determined from time to time by resolution adopted by the board.

7.02

The committees shall keep regular minutes of their proceedings and report the same to the board when required.

8

NOTICES

8.01

Whenever any notice required by statute or the charter or these bylaws must be given to a stockholder or a director or an officer, other than notices elsewhere herein provided for, such notice may be given in writing and mailed to such person at the address thereof appearing on the books of the Company; and such notice shall be deemed to be given at the time the same is deposited in the United States mail. Any such notice to a director or officer may be given by telephone or telegram in lieu of mailing.

8.02

A waiver of the notice provided for in Section 8.01, signed either before of after the time stated in the notice by the person entitled thereto, shall be deemed equivalent to giving such notice.

9

ACTION BY STOCKHOLDER AND DIRECTORS WITHOUT MEETING

9.01

Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action, it such meeting were held, shall agree in writing to such corporate action being taken.

9.02

Whenever the vote of directors at a meeting thereof is required or permitted to be taken in connection with any Company action, the meeting and vote of directors may be dispensed with if all the directors agree in writing to such Company action being taken.

10

THE OFFICERS

10.01

The officers of the Company shall be a president, vice president, a secretary, a treasurer and such other officers as the board and the organization of the Company may require. The president shall be chosen from among the directors.

10.02

The board may appoint such officials of the Company as the board may deem expedient or necessary.

10.03

The board shall choose the officers and appoint the officials of the Company at the board's first meeting after the annual meeting of stockholders.

10.04

The same person may hold two offices except those of president and vice president.

10.05

The board may at any time, by affirmative vote of a majority of the board, create and fill new offices, fill vacancies in existing offices, or vacate and discontinue offices then existing.

10.06

Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation.

11

THE PRESIDENT

11.01

The president shall be the chief executive officer of the Company, shall preside at all meetings of the stockholders and the directors, and shall see that all orders and resolutions of the board are carried into effect.

11.02

The president shall execute deeds, mortgages, deeds of trust, bonds, and other instruments, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the board to some other officer or official of the Company.

12

THE SENIOR VICE PRESIDENT

and/or THE VICE PRESIDENT

12.01

From time to time the Board may create one or more offices of senior vice president and one or more offices of vice president and appoint persons to fill such offices. There shall not, however, be a fixed or minimum number of offices of either such denomination except as is now or is hereinafter prescribed by the general corporation laws of the State of Delaware.

12.02

The offices of senior vice president and vice president shall report directly to the president of the company unless some provision to the contrary is contained in either the resolution creating such office or in the resolution naming a particular person to such office.

12.03

Notwithstanding the provisions of the foregoing section or the provisions of any prior resolution creating an office or appointing an individual to the office of senior vice president or vice president, the president of the company shall have full authority to, from time to time and in his sole discretion, alter or rearrange the reporting structure of the senior vice president(s) and vice president(s) of the company so as to increase or decrease the number of persons reporting directly to the office of president.

12.04

In the absence of the president, a senior vice president or a vice president or other officer designated by the president or selected by the Board shall perform the duties and exercise the powers of the president. Each senior vice president and vice president shall perform such other duties as the board or president shall prescribe.

13

THE SECRETARY AND ASSISTANT SECRETARIES

13.01

The secretary shall attend all meetings of the board and all meetings of the stockholders, shall record the proceedings of the meetings in a book kept for that purpose, and shall perform like duties for committees of directors when required. The secretary shall perform such other duties as may be prescribed by the board or the president.

13.02

The secretary shall have custody of the seal of the Company. The secretary, and assistant secretary, the treasurer, or an assistant treasurer shall have authority to affix the seal to any instrument requiring it and when so affixed, the seal may be attested by the signature of the secretary, assistant secretary, treasurer, or assistant treasurer.

13.03

The assistant secretaries, in the order determined by the board, shall, in the absence of the secretary, perform the duties and exercise the powers of the secretary. Any assistant secretary shall perform such other powers as the board may prescribe/

14

THE TREASURER AND ASSISTANT TREASURER

14.01

The treasurer shall have the custody of the Company's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company. He shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the board.

14.02

The treasurer shall disburse the funds of the Company, taking proper vouchers for such disbursements, and shall render to the president and directors, whenever they may require it, accounts of al his transactions as treasurer and of the financial condition of the Company.

14.03

If required by the board, the treasurer shall give the Company a bond, in such sum and with such surety as shall be satisfactory to the board, for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control and belonging to the Company.

14.04

The assistant treasurer, in the order determined by the board, shall, in the absence of the treasurer, perform the duties and exercise the powers of the treasurer. Any assistant treasurer shall perform such other duties and have such other powers as the board may prescribe.

15

INDEMNIFICATION

15.01

Each person who at any time is, or shall have been a director or officer of the Company, or serves or has served as a director, officer, fiduciary or other representative of another company, partnership, joint venture, trust, association or other enterprise (including any employee benefit plan), where such service was specifically requested by the Company in accordance with paragraph 15.04 below, or the established guidelines for participation in outside positions (such service hereinafter being referred to as "Outside Service"), and is threatened to be or is made a party to any threatened, pending, or completed claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is, or was, a director or officer of the Company or a director, officer, fiduciary or other representative of such other enterprise, shall be indemnified against expenses (including attorney's fees), judgements, fines and amounts paid in settlement ("Loss") actually and reasonably incurred by him in connection with any such Proceeding to the full extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said Law permitted the Company to provide prior to such amendment). The Company shall indemnify and person seeking indemnity in connection with any Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) initiated by such person was authorized by the Board of Directors of the Company. With respect to any Loss arising from Outside Service, the Company shall provide such indemnification only if and to the extent that (i) such other company, partnership, joint venture, trust, association or enterprise is not legally permitted or financially able to provide such indemnification, and (ii) such Loss is not paid pursuant to any insurance policy other than any insurance policy maintained by the Company.

15.02

The right to be indemnified pursuant hereto shall include the right to be paid by the Company for expenses, including attorney's fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director, officer, fiduciary or other representative, in which such director, officer, fiduciary, or other representative agrees to repay all amounts so advanced if it should be determined ultimately that such director, officer, fiduciary or other representative is not entitled to be indemnified under applicable law.

15.03

The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto shall in no way be exclusive of any other rights of indemnification or advancement to which any such director or officer, fiduciary or other representative may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in a another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, fiduciary or other representative and shall insure to the benefit of the heirs, executors and administrators of such person.

15.04

Any person who is serving or has served as a director, officer or fiduciary of (i) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Company at the time of such service, or (ii) any employee benefit plan of the Company or of any corporation referred to in paragraph 15.04 (i), shall be deemed to be doing or have done so at the request of the Company.

16

CERTIFICATES OF STOCK

16.01

The shares of the Company shall be represented by numbered certificates, and they shall be entered on the books of the Company as they are issued. Each certificate shall exhibit the holder's name and the number of shares and shall be signed by the president or a vice president and the secretary, an assistant secretary, the treasurer, or assistant treasurer. The seal of the Company or a facsimile thereof may be affixed to each certificate.

16.02

The signature of the officers of the Company upon a certificate of stock may be facsimiles.

16.03

In the event an officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate shall have been issued, the certificate may be issued with the same effect as if he were such officer at the date of the certificate's issue.

17

TRANSFERS OF STOCK

17.01

Upon surrender to the Company or the transfer agent of a certificate of stock, duly endorsed or accompanied by sufficient evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto. The old certificate shall be canceled, and the transaction shall be recorded on the books of the Company.

18

LOST OR DESTROYED CERTIFICATES

18.01

The board may direct a new certificate to be issued in place of any certificate theretofore issued by the Company and alleged to have been lost or destroyed. Upon authorizing such issue of a new certificate, the board may prescribe such terms and conditions as it deems expedient to protect the Company.

19

RECORD DATES

19.01

For the purpose of determining stockholders entitled to notice and vote at any meeting of stockholders, or to consider agreement upon any proposed action without a meeting, or to receive payment of any dividend or the allotment of rights, or to consider any other action, the board may fix in advance a date as the record date for any such determination of stockholders. Such date shall not be more than sixty no less than ten days before the date of any meeting nor more than sixty days prior to any other proposed action. When such determination of stockholders shall have been made as provided in this section, such determination shall apply to any adjournment of a meeting, unless the board fixes a new record date for the adjourned meeting.

20

REGISTERED STOCKHOLDERS

20.01

The Company shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to interest in such share on the part of any other person, whether or not the Company shall have express or other notice thereof, except as otherwise provided by the laws of West Virginia.

21

DIVIDENDS

21.01

Dividends upon the capital stock of the Company, subject to the provisions of the charter, may be declared by the board at any meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the charter and the applicable laws.

22

CHECKS

22.01

All checks or demands for money and notes of the Company shall be signed by such officer or officers or such other person or persons as the board may from time to time designate.

23

FISCAL YEAR

23.01

The fiscal year shall be the calendar year.

24

SEAL

24.01

The corporate seal shall have inscribed thereon the name of the Company and such other words and symbols as the board may by resolution determine. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced.

25

EMERGENCY BYLAWS

25.01

The board may adopt emergency bylaws, subject to repeal or change by action of the stockholders, which shall be operative during any emergency resulting from an attack on the United States of America or any nuclear or atomic disaster. The emergency bylaws may make any provision that may be practical or necessary for the circumstances of the emergency and in conformity with the laws of the State of Delaware.

25.02

To the extent not inconsistent with the emergency bylaws so adopted, these bylaws shall remain in effect during any such emergency and upon its termination the emergency bylaws shall cease to be operative.

26

AMENDMENTS

26.01

These bylaws may be amended by the stockholders or by the board. Any amendment to these bylaws made by the board may be altered or repealed by the stockholders.

----------------------------------------------------------------------------------------------------------------------------------------

DOMINION YANKEE, INC.

CERTIFICATE OF INCORPORATION

ARTICLE I

NAME

The name of the corporation is Dominion Yankee, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III

AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV

REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V

INCORPORATOR

The incorporator of the Corporation is Christine M. Schwab, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII

LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII

DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:
NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc.
120 Tredegar Street
Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is her act and deed on this 2nd day of August 2000.

    /s/ Christine M. Schwab

Christine M. Schwab, Incorporator

--------------------------------------------------------------------------------------------------------------

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

DOMINION YANKEE, INC.

Dominion Yankee, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST. The name of the corporation is Dominion Yankee, Inc. (hereinafter referred to as the "Corporation").

SECOND. The certificate of incorporation of the corporation is hereby amended by striking out Article I thereof and by substituting in lieu of said Article the following new Article:

ARTICLE I

NAME

The name of the corporation is Dominion Nuclear, Inc. (hereinafter referred to as the "Corporation".)

THIRD. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FOURTH. The effective date of the amendment herein certified shall be August 23, 2000.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed on August 21, 2000.

DOMINION YANKEE, INC.

/s/ Thomas F. Farrell
By: Thomas F. Farrell, II
Its: Chief Executive Officer

--------------------------------------------------------------------------------------------------------------------------------------------

DOMINION NUCLEAR, INC.

BYLAWS

AS AMENDED EFFECTIVE AUGUST 23, 2000

ARTICLE I

STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

BOARD OF DIRECTORS

2.1 Functions and CompensationError! Bookmark not defined.. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

ARTICLE III

OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and contracts and to delegate such authority in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV

STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V

MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined by resolution of the Board of Directors.

5.2. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

------------------------------------------------------------------------------------------------------------------------------------------

DOMINION OKLAHOMA TEXAS EXPLORATION & PRODUCTION, INC.

CERTIFICATE OF INCORPORATION

ARTICLE I

NAME

The name of the corporation is Dominion Oklahoma Texas Exploration & Production, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III

AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is 1,000. All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV

REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V

INCORPORATOR

The incorporator of the Corporation is Earl J. Marks, III, whose mailing address is c/o Dominion, Dominion Tower, 625 Liberty Avenue, 18th Floor, Pittsburgh, PA 15222.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII

LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII

DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME ADDRESS

Duane C. Radtke Four Greenspoint Plaza

16945 Northchase Drive, Suite 1750

Houston, TX 77060

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is his act and deed on this 21st day of September 2001.

/s/ Earl J. Marks, III

____________________________

Earl J. Marks, III, Incorporator

---------------------------------------------------------------------------------------------------------------

DOMINION OKLAHOMA TEXAS

EXPLORATION & PRODUCTION, INC.

BYLAWS

EFFECTIVE SEPTEMBER 21, 2001

ARTICLE I

STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the first Monday in June of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another company, if a majority of the shares entitled to vote in the election of directors of such other company is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any company to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(c) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III

OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV

STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Unless prohibited by law, stock certificates may be in uncertificated form.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V

INDEMNIFICATION

5.1 Indemnification in Third Party Actions. The Company shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that no indemnification shall be made in respect of any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

5.2 Indemnification in an Action by or in the Right of the Company. The Company shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of (a) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper, or (b) any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

5.3 Indemnification as of Right. To the extent that a director, officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections I and 2 of this Article V, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

5.4 Determination of Indemnification. Any indemnification under Sections 1 and 2 of this Article V (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because the person has met the applicable standard of conduct set forth in such Sections l and 2. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders.

5.5 Advance for Expenses. Expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Article V, except that no advancement of expenses shall be made in respect of any proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors of the Company.

5.6 General Provisions.

(a) All expenses (including attorneys' fees) incurred in defending any civil, criminal, administrative or investigative action, suit or proceeding which are advanced by the Company under Section 5 of this Article V shall be repaid (i) in case the person receiving such advance is ultimately found, under the procedure set forth in this Article V, not to be entitled to indemnification, or (ii) where indemnification is granted, to the extent that the expenses so advanced by the Company exceed the indemnification to which such person is entitled.

(b) The Company may indemnify each person, though he or she is not or was not a director, officer or employee of the Company, who served at the request of the Company on a committee created by the Board of Directors to consider and report to it in respect of any matter. Any such indemnification may be made under the preceding provisions of this Article V and shall be subject to the limitations thereof except that (as indicated) any such committee member need not be nor have been a director, officer or employee of the Company.

(c) The provisions of this Article V shall be applicable to appeals. References to "serving at the request of the Company" shall include without limitation any service as a director, officer or employee of the Company which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company."

(d) If any section, subsection, paragraph, sentence, clause, phrase or word in this Article V shall be adjudicated invalid or unenforceable, such adjudication shall not be deemed to invalidate or otherwise affect any other section, subsection, paragraph, sentence, clause, phrase or word of this Article.

(e) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VI

MISCELLANEOUS

6.1 Fiscal YearError! Bookmark not defined.. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

6.2 SealError! Bookmark not defined.. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

6.3 Waiver of Notice of Meetings of Stockholders, Directors and CommitteesError! Bookmark not defined.. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Any notice may take the form of an electronic transmission. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

6.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other company, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

6.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

6.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

------------------------------------------------------------------------------------------------------------------------------------------

Effective November 1, 1988

DOMINION RESERVES, INC.

ARTICLES OF INCORPORATION

RESTATED

Article I

The name of the Company is Dominion Reserves, Inc.

Article II

The purpose for which the Company is organized is to carry on any and all lawful business, not required to be specifically stated in these Articles of Incorporation, for which corporations may be incorporated under the Virginia Stock Corporation Act.

Article III

The Company shall have authority to issue 100 shares of Common Stock without par value.

Article IV

1. The business and officers of the Company shall be managed by or under the direction of a Board of Directors consisting of not less than one nor more than seven Directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the Directors then in office.

2. If the office of any Director shall become vacant, the Directors, at the time in office, whether or not a quorum, may, by majority vote of the Directors then in office, choose a successor who shall hold office until the next annual meeting of shareholders. Vacancies resulting from the increase in the number of Directors shall be filled in the same manner.

Article V

1. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director or officer of the Company shall not be liable to the Company or its stockholders for monetary damages.

2. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Company shall indemnify a Director or officer of the Company who is or was a party to any proceeding by reason of the fact that he is or was such a Director or officer or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or officer.

3. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Company to indemnify or contract in advance to indemnify any person not specified in Paragraph 1 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Company, or is or was serving at the request of the Company as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Paragraph 1.

4. The Company may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a Director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Company would have power to indemnify him against such liability under the provisions of this Article.

5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to Paragraph 1 of this Article shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

6. The provisions of this Article shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

    Reference herein to Directors, officers, employees or agents shall include former Directors, officers, employees and agents and their respective heirs, executors and administrators.

--------------------------------------------------------------------------------------------------------------------------------------

DOMINION RESERVES, INC.

BYLAWS

AS AMENDED AND RESTATED EFFECTIVE DECEMBER 15, 1997

Dominion Reserves, Inc.

A Virginia Corporation

BYLAWS

As Amended and Restated Effective December 15, 1997

ARTICLE I

MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the second Tuesday of June of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II

DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III

OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV

SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

-----------------------------------------------------------------------------------------------------------------------------------

THE PEOPLES NATURAL GAS COMPANY

BY LAWS

AS LAST AMENDED

SEPTEMBER 15, 1999

THE PEOPLES NATURAL GAS COMPANY

BYLAWS

Adopted at the Annual Meeting of Stockholders on June 9, 1903, and last amended on September 15, 1999.

Article I

Meeting of Stockholders

The annual meeting of stockholders and the election of directors shall be held at the office of the Company in Pittsburgh, Allegheny County, Pennsylvania, on the second Tuesday in June in each year, and said meeting may be adjourned from day to day until its business is completed.

Special meetings of the stockholders may be called by a majority of all the directors at such times and places as they may appoint.

The directors shall also call a meeting of stockholders within ten days after written request so to do signed by a majority of the stockholders.

The business of such special meetings shall be confined to the subject specified in the notice therefor.

Notice of the time and place of all meetings of stockholders shall be signed by the secretary and be given to each stockholder in person or be mailed to his/her proper post office address at least ten days previous to the time of the meeting.

At all meetings, stockholders who may be registered as such on the books of the Company, may vote in person, by agent, or by proxy and shall have one vote for each and every share of stock standing in their names, but no shareholder shall be entitled to vote upon any stock which has not stood in his/her name ten days prior to the day appointed for the election.

The transfer books may be closed for ten days previous to the annual election.

At all elections, the directors shall be the judges of the qualifications of voters, shall prescribe rules and regulations for voting, appoint inspectors to collect and count the votes, and cause the result of the election to be entered in full on their minutes.

The board may commit its powers in this matter to a committee of its own members.

The election shall be held on the day designated for that purpose unless prevented by accident, in which case the board shall designate another day for the election.

A majority of the stockholders present at any meeting shall constitute a quorum.

Article II

Board of Directors

The number of directors which shall constitute the whole Board shall be fixed by resolution of a majority of the whole Board within the limits permitted by law. Directors need not be stockholders. (As amended October 15, 1957; June 11, 1985; September 2, 1986; May 18, 1988; March 12, 1990; June 9, 1998; and September 15, 1999.)

The board of directors at their first meeting after every annual election shall elect a president, one or more vice presidents, a treasurer, and secretary, and such officers shall hold their offices during the pleasure of the board. One person may be both secretary and treasurer. (As amended July 15, 1943.)

If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, a majority of the remaining directors, though less than a quorum, shall choose a successor or successors, who shall hold office for the unexpired term in respect to which such vacancy occurred or until the next election of directors. The board may also appoint one or more assistant treasurers, one or more assistant secretaries, and such additional officers and agents as they may deem advisable and remove the same at their pleasure. (As amended June 9, 1936 and October 15, 1957.)

In the absence of the president, they may appoint a chairman pro tempore. (As amended July 15, 1943.)

During a prolonged absence or inability of the president or any other officer, they may appoint substitutes pro tempore, and on the death or resignation of the president or other officer, they shall fill the vacancy.

Except as hereinabove provided, a majority of the directors shall be required to constitute a quorum for the transaction of business, but less than a quorum may adjourn from time to time and from place to place. (As amended October 15, 1957; June 11, 1985; September 2, 1986; May 18, 1988; and September 15, 1999.)

A director of the Corporation shall not be personally liable for monetary damages for any action taken, or any failure or take any action, unless the director has breached or failed to perform the duties of his or her office under 15 Pa. C.S. Section 511 and Section 1721 and such breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the foregoing provision shall not eliminate or limit (i) the responsibility or liability of such director pursuant to any criminal statute, or (ii) the liability of a director for the payment of taxes pursuant to local, state or Federal law.

Any repeal, modification or adoption of any provision inconsistent with the foregoing paragraph shall be prospective only, and neither the repeal or modification of the foregoing paragraph not the adoption of any provision inconsistent with the foregoing paragraph shall adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification or the adoption of such inconsistent provision. (As amended March 15, 1990.)

The board of directors may, at their option, hold their meeting at any place outside of the state.

Article III

President

The president shall preside at all meetings of the stockholders or directors, if present; sign all certificates of stock; and have a general care, supervision, and direction of the affairs of the Company. He/she shall have power to call meetings of the board from time to time when he/she shall think proper or when requested by a majority of the board.

In the event of the death, absence, or inability of the president to perform any duties imposed upon him/her by these bylaws and the order of the board of directors, a vice president may exercise his/her powers and perform his/her duties, subject to the control of the board of directors. (As amended July 15, 1943.)

Article IV

Secretary

It shall be the duty of the secretary to notify the members therof of all meetings of the board of directors when required by the president, or when required by a majority of the directors in writing; to attend such meetings when practicable; keep true records of the votes at elections and all other proceedings; attest such records after every meeting by his/her signature; safely keep all documents and papers which shall come into his/her possession, and truly keep the books and accounts of the Company appertaining to his/her office; and shall present statements thereof where required by the board. He/she shall keep books upon which transfer of stock may be made by any stockholder, or his/her attorney duly constituted in writing. He/she shall prepare new certificates upon the transfer of shares and surrender of the old certificates and keep a register of all certificates issued.

Article V

Treasurer

It shall be the duty of the treasurer to keep and account for all monies, funds, and property of the Company which shall come into his/her hands, and he/she shall render such accounts and present such statements to the directors as may be required of him/her. He/she shall deposit all funds of the Company which may come into his/her hands in such bank or banks as the directors may designate. He/she shall keep his/her bank account in the name of the Company and shall exhibit his/her books and accounts to any director upon application at the office during ordinary business hours. He/she shall endorse for collection the billst notes, checks, and other negotiable instruments received by the Company. He/she shall sign all bills, notes, checks, and other negotiable instruments of the Company; shall pay out money on the business as the corporation may require, taking proper vouchers therefor, provided that the directors shall have power by resolution to delegate any of the duties of the treasurer to other officers; and provide by what officers all bills, notes, checks, vouchers, orders, or other instruments shall be signed.

Article VI

Corporate Seal

A corporate seal shall be prepared and shall be kept by the secretary in the office of the Company.

The impression of the seal may be made and attested by either the secretary or an assistant secretary for the authentication of contracts and other papers requiring the seal and bearing the signature of the president or a vice president. (As amended July 15, 1943.)

Article VII

Fiscal Year

The fiscal year of this corporation shall be the calendar year.

Article VIII

Amendments

These bylaws may be altered or amended by a vote of two-thirds of the stockholders in value at any regular meeting of the stockholders, at any special meeting when notice of the proposed alteration or amendment shall have been given in the call for such special meeting, or by submitting the proposed alteration or amendment to the stockholders f or their consent in writing and signed. (As amended December 30, 1969.)

Article IX

Financial Report to Shareholders Under

Pennsylvania Business Corporation Law of 1933

The directors and officers of this Company are hereby expressly relieved of the duty under Section 318 of the Pennsylvania Business Corporation Law of 1933 to cause to be sent to the shareholders within ninety days after the close of this Company's fiscal year a financial report as of the closing date of the preceding fiscal year. No financial report of this Company need be verified by a certified public accountant, who is not a director or full-time employee of the corporation, or by a firm of practicing accounts, at least one member of which is a certified public accountant. (Adopted December 22, 1933.)

Article X

Closing of Stock Transfer

Books and Fixing Date for

Determination of Stockholders

The board of directors may by resolution provide for the closing of the stock transfer books of the Company or fix in advance a date for the determination of stockholders for the purposes and with the effect provided by the laws of the. Commonwealth of Pennsylvania applicable to this Company. (Adopted July 28, 1936.)

Article XI

Indemnification of Directors and Officers

A. Each person who at any time is, or shall have been a director or officer of the Corporation, or serves or has served as a director, officer, fiduciary or other representative of another company, partnership, joint venture, trust, association or other enterprise (including any employee benefit plan), where such service was specifically requested by the Corporation in accordance with clause (D) below, or the established guidelines for participation in outside positions (such service hereinafter being referred to as "Outside Service"), and is threatened to be or is made a party to any threatened, pending, or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is, or was, a director or officer of the Corporation or a director, officer, fiduciary or other representative of such other enterprise, shall be indemnified against expenses (including attorney's fees), judgments, fines and amounts paid in settlement ("Loss") actually and reasonably incurred by him in connection with any such Proceeding to the full extent permitted under the Pennsylvania Business Corporation Law of 1988, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) . The Corporation shall indemnify any person seeking indemnity in connection with any Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) initiated by such person was authorized by the Board of Directors of the Corporation. With respect to any Loss arising from Outside Service, the Corporation shall provide such indemnification only if and to the extent that (i) such other company, partnership, joint venture, trust, association or enterprise is not legally permitted or financially able to provide such indemnification, and (ii) such Loss is not paid pursuant to any insurance policy other than any insurance policy maintained by the Corporation.

B. The right to be indemnified pursuant hereto shall include the right to be paid by the Corporation for expenses, including attorney's fees, incurred in defending any such Proceeding in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of such Proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director, officer, fiduciary or other representative, in which such director, officer, fiduciary or other representative agrees to repay all amounts so advanced if it should be determined ultimately that such director, officer, fiduciary or other representative is not entitled to be indemnified under applicable law.

C. The right to be indemnified or to the reimbursement or advancement of expenses pursuant hereto shall in no way be exclusive of any other rights of indemnification or advancement to which any such director or officer, fiduciary or other representative may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, fiduciary or other representative and shall inure to the benefit of the heirs, executors and administrators of such person.

D. Any person who is serving or has served as a director, officer or fiduciary of (i) another corporation of which a majority of the shares entitled to vote in the election of its directors is held by the Corporation at the time of such service, or (ii) any employee benefit plan of the Corporation or of any corporation referred to in clause D(i) , shall be deemed to be doing or have done so at the request of the Corporation. (Adopted October 15, 1957, and amended March 15, 1990.)